                            SHARE PURCHASE AGREEMENT
                            ------------------------


THIS  AGREEMENT  is  made  effective  as  of  the  2nd  day  of  April,  2002.

AMONG:

     THE  UNDERSIGNED  SHAREHOLDERS  OF
     HOUSE  OF  BRUSSELS  HOLDINGS  LTD.,
     A  BRITISH  COLUMBIA  COMPANY
     -----------------------------

     (hereinafter  called  the  "Selling  Shareholders")

                                                               OF THE FIRST PART

AND:
     HOUSE  OF  BRUSSELS  HOLDINGS  LTD,
     ----------------------------------
     a  British  Columbia  company

     (hereinafter  called  "House  of  Brussels")

                                                              OF THE SECOND PART
AND:

     GREEN  FUSION  CORPORATION,
     --------------------------
     a  Nevada  corporation

     (hereinafter  called  "Green  Fusion")

                                                               OF THE THIRD PART

WHEREAS:

A. The Selling Shareholders are the owners of all of the issued and standing common shares of House of Brussels.

B. GFC Ventures Corp. ("GFC") and the Selling Shareholders executed a letter of intent dated June 22, 2001 (the "Letter of Intent") that contemplated the acquisition of all of the issued and outstanding shares of House of Brussels by a publicly traded company designated by GFC.

C. GFC has designated Green Fusion as the public company contemplated by the Letter of Intent and Green Fusion has agreed to acquire all of the issued and outstanding shares of GFC.

D. Green Fusion has offered to purchase all of the issued and outstanding shares of the common stock of House of Brussels and the Selling Shareholders have agreed to sell all of the issued and outstanding shares of the common stock of House of Brussels to Green Fusion on the terms and conditions of this Agreement.

E. Green Fusion, the Selling Shareholders and House of Brussels entered into a share purchase agreement dated August 17, 2001, as amended (the "Original Share Purchase Agreement".

F. Green Fusion, the Selling Shareholders and House of Brussels have agreed to enter into this Agreement to replace and supersede the Original Share Purchase Agreement in order to set forth the revised terms and conditions on which Green Fusion will acquire House of Brussels from the Selling Shareholders.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $10.00 paid by Green Fusion to each of the Selling
Shareholders and to House of Brussels, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:



                                   ARTICLE I.
                                 INTERPRETATION

1.01     Definitions.  Where  used  herein  or  in  any  amendments or Schedules
         ------------
hereto,  the  following  terms  shall  have  the  following  meanings:

     (a) "Agreement" means this agreement and any amendments and schedules hereto;

     (b) "Business" means the business in which House of Brussels and its operating subsidiaries are engaged as disclosed in the Financial Statements of House of Brussels attached to this Agreement;

     (c) "Closing" means the closing of the acquisition of House of Brussels by Green Fusion;

     (d) "Closing Date" means the date contemplated by Section 2.03 of this Agreement;

     (e) "Green Fusion Shares" means those 30,000,000 fully paid and non-assessable common shares of Green Fusion to be issued to the Selling Shareholders by Green Fusion on Closing.

     (f) "House of Brussels Shares" means the 14,500 common shares of House of Brussels held by the Selling Shareholders, being all of the issued and outstanding common shares of House of Brussels;

     (g) "Financial Statements" (i) "House of Brussels Financial Statements" means the audited consolidated financial statements for the year ended April 30, 2001, and (ii) "Brussels Chocolates Financial Statements" means the unaudited financial statements of House of Brussels' subsidiary, Brussels Chocolates Ltd., for the period ended January 31, 2002, in the forms attached hereto as Disclosure Schedule 3.07;

     (h) "Transaction" means the purchase of the House of Brussels Shares by Green Fusion in accordance with the terms and conditions of this Agreement.

1.02     Currency.  All  dollar  amounts  referred  to  in this agreement are in
         ---------
United  States  funds,  unless  expressly  stated  otherwise.

1.03     Schedules.  The  following  schedules  are attached to and form part of
         ----------
this  Agreement:

Disclosure  Schedule  3.04  -  Operating  Subsidiaries
Disclosure  Schedule  3.06  -  Guarantees
Disclosure  Schedule  3.07  -  Financial  Statements
Disclosure  Schedule  3.08  -  Material  Changes
Disclosure  Schedule  3.10  -  Encumbrances
Disclosure  Schedule  3.12  -  Intellectual  Property
Disclosure  Schedule  3.13  -  Leases
Disclosure  Schedule  3.15  -  Material  Contracts
Disclosure  Schedule  3.16  -  Lawsuits,  Proceedings  and Actions Taken Against
                               House  of  Brussels  Holdings  Ltd.
Disclosure  Schedule  5.13  -  Green  Fusion  Material  Liabilities


                                   ARTICLE II.
                           PURCHASE AND SALE OF SHARES

2.01     Purchase  and Sale of Shares.  The Selling Shareholders hereby covenant
         -----------------------------
and agree to sell, assign and transfer to Green Fusion, and Green Fusion covenants and agrees to purchase from the Selling Shareholders all of House of Brussels Shares held by the Selling Shareholders.

2.02     Consideration.  As  consideration  for  the  sale  of House of Brussels
         --------------
Shares, Green Fusion shall allot and issue the Green Fusion Shares to the Selling Shareholders, or their designates, on Closing, provided that the issuance of any Green Fusion Shares to any designate will be conditional upon the designate delivering to Green Fusion an investment letter and any other required documentation in a form acceptable to the attorneys for Green Fusion as required to establish an exemption from the registration requirements of the United States Securities Act of 1933 (the "1933 Act") provided by Section 4(2) of the 1933 Act and any other applicable securities regulation. The Green Fusion Shares shall be issued to the Selling Shareholders pro rata in accordance to the number of the House of Brussels Shares transferred by each Selling Shareholder to Green Fusion on Closing. The Selling Shareholders acknowledge and agree that the Green Fusion Shares are being issued pursuant to available exemptions from the prospectus and registration requirements of the 1933 Act. The Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation. All shares certificates representing the Green Fusion Shares will be endorsed with the following legend pursuant to the 1933 Act:

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.

2.03     Closing  Date.  The  closing  of  the purchase and sale of the House of
         --------------
Brussels Shares (the "Closing") will take place on the 1st day of May, 2002 (the "Closing Date").

2.04     Green Fusion Share Issuances, Registration Statements and Funding.  The
         ------------------------------------------------------------------
Selling Shareholders acknowledge and agree that Green Fusion has taken or will take the following actions prior to or after the Closing, at Green Fusion's discretion:

(a) The issuance by Green Fusion of up to 1,520,900 shares of its common stock to the consultants, employees, officers and directors of Green Fusion in settlement of accrued compensation in the amount of $136,577 (the "Compensation Shares"). These Compensation Shares have been issued as of the date of this Agreement;

(b) The filing of a Form S-8 registration statement by Green Fusion with the SEC in order to qualify the issuance of the Compensation Shares. This registration statement has been filed with the SEC as of the date of this Agreement;

(c) The issuance by Green Fusion of up to 4,999,400 units at a deemed price of $0.11 per unit in settlement of loans to Green Fusion aggregating $549,916 (the "Debt Settlement Units"), where each Debt Settlement Unit will consist of one share of common stock and one warrant to purchase one additional share of common stock at a price of $0.25 per share. The shares comprising the Debt Settlement Units are referred to herein as the "Debt Settlement Shares". The warrants comprising the Debt Settlement Units are referred to herein as the "Debt Settlement Warrants". The shares issuable upon exercise of the Debt Settlement Warrants are referred to herein as the "Debt Settlement Warrant Shares". The creditors receiving the Debt Settlement Units are referred to herein as the "Debt Settlement

Creditors".

(d) The filing of a Form S-3 registration statement by Green Fusion with the SEC in order to qualify the resale of the Debt Settlement Shares and the Debt Settlement Warrant Shares by the Debt Settlement Creditors;

(e) The issuance by Green Fusion of up to 3,000,000 units on a private placement basis (the "Units") at a price of not less than $0.11 per unit, where each unit will consist of one share of common stock and one warrant to purchase one additional share of common stock at a price of not less than $0.25 per share. The shares comprising the Units are referred to herein as the "Private Placement Shares". The warrants comprising the Units are referred to herein as the "Private Placement Warrants". The shares issuable upon exercise of the Private Placement Warrants are referred to herein as the "Private Placement
Warrant Shares". The purchasers of the Units are referred to herein as the "Private Placement Investors".

(f) The filing of a Form S-3 registration statement by Green Fusion with the SEC in order to qualify the resale of the Private Placement Shares and the Private Placement Warrant Shares by the Private Placement Investors;

(g) The issuance of up to 1,363,636 units (the "Convertible Note Units") to the holders of Green Fusion's outstanding convertible notes in the aggregate principal amount of $150,000 (the "Convertible Notes") at a deemed price of not less than $0.11 per Convertible Note Unit, where each Convertible Note Unit will consist of one share of common stock and one warrant to purchase one additional share of common stock at a price of not less than $0.25 per share. The Convertible Note Units will be issued in consideration for the cancellation of the Convertible Notes. The shares comprising the Convertible Note Units are referred to herein as the "Convertible Note Shares". The warrants comprising the Units are referred to herein as the "Convertible Note Warrants". The shares issuable upon exercise of the Convertible Note Warrants are referred to herein as the "Convertible Note Warrant Shares". The holders of the Convertible Notes are referred to herein as the "Convertible Note Holders".

(h) The filing of a Form S-3 registration statement by Green Fusion with the SEC in order to qualify the resale of the Convertible Note Shares and the Convertible Note Warrant Shares by Convertible Note Holders;

(i) The issuance of up to 858,443 units (the "Rick Siemens Units") to Rick Siemens in settlement of the aggregate principal amount of $150,000 CDN (the "Rick Siemens Notes") at a deemed price of not less than $0.11 per Rick Siemens Unit, where each unit will consist of one share of common stock and one warrant to purchase one additional share of common stock at a price of not less than $0.25 per share. The Rick Siemens Units will be issued in consideration for the cancellation of the amount of $150,000 CDN of debt owed by House of Brussels to Rick Siemens. The shares comprising the Rick Siemens Units are referred to herein as the "Rick Siemens Shares". The warrants comprising the Units are referred to herein as the "Rick Siemens Warrants". The shares issuable upon exercise of the Convertible Note Warrants are referred to herein as the "Rick Siemens Warrant Shares".

(j) The filing of a Form S-3 registration statement by Green Fusion with the SEC in order to qualify the resale of the Rick Siemens Shares and the Rick Siemens Warrant Shares by Rick Siemens;

(k) The issuance of up to 13,684,700 shares to the shareholders of GFC Ventures in consideration of the acquisition of all of the outstanding shares of GFC Ventures.

The Selling Shareholders and House of Brussels further agree and acknowledge that Green Fusion may in the course of undertaking the above actions enter into agreements confirming Green Fusion's obligations, including registration rights agreements. These agreements will be binding on Green Fusion and may be performed prior to or subsequent to Closing.

2.05     Cancellation  of Original Share Purchase Agreement.  The Original Share
         ---------------------------------------------------
Purchase Agreement, together with all amendments, is hereby terminated and agreed to be of no further force and effect.


                                  ARTICLE III.
                    COVENANTS, REPRESENTATIONS AND WARRANTIES
                OF THE SELLING SHAREHOLDERS AND HOUSE OF BRUSSELS

The Selling Shareholders and House of Brussels jointly and severally covenant with and represent and warrant to Green Fusion as follows, and acknowledge that Green Fusion is relying upon such covenants, representations and warranties in connection with the purchase by Green Fusion of House of Brussels Shares. Provided that the liability of each of the Selling Shareholders in respect of any breach of such covenants, representations and warranties shall be several, and not joint and several, proportionate to their respective interest in House of Brussels.

3.01 House of Brussels and each of its subsidiaries (together the "House of Brussels Subsidiaries") has been duly incorporated and organized, is validly existing and is in good standing under the laws of the Province of British Columbia; has the corporate power to own or lease its property and to carry on the Business; is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its Business.

3.02 The issued and outstanding capital of House of Brussels consists of 14,500 common shares, each of which shares has been duly issued and is outstanding as fully paid and non-assessable.

3.03 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of House of Brussels or of any securities of House of Brussels.

3.04 Other than as disclosed in Disclosure Schedule 3.04, House of Brussels does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Green Fusion.

3.05     House  of Brussels will not, without the prior written consent of Green
Fusion, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of House of Brussels.

3.06 Except as disclosed in Disclosure Schedule 3.06, House of Brussels and each of the House of Brussels Subsidiaries is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation, or of any products related to the Business.

3.07 Attached hereto as Disclosure Schedule 3.07 are true and correct copies of House of Brussels Consolidated Financial Statements and the Brussels Chocolates Financial Statements. The House of Brussels Consolidated Financial Statements are based on the books and records of House of Brussels and present fairly and accurately the assets, liabilities and financial position of House of Brussels as of, and the results of its operations for, the respective period specified. The House of Brussels Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles. There have been no material changes since the date of the House of Brussels Consolidated Financial Statements, except as reflected in the Brussels Chocolates Financial Statements, other than the issuance of 8,558 shares of House of Brussels to Rick Siemens in consideration of $1,497,650 Cdn.

3.08 Since January 31, 2002 and except as disclosed in Disclosure Schedule 3.08, there has been no:

     (a) change in the assets, liabilities or financial condition of House of Brussels or any of the House of Brussels Subsidiaries which has a material adverse effect on House of Brussels's assets or business;

     (b) material loss, damage or destruction of or to any of the assets of House of Brussels or any of the House of Brussels Subsidiaries, whether or not covered by insurance;

     (c) sale, lease, transfer or other disposition by House of Brussels of, or mortgages or pledges of or the imposition of any lien, charge or encumbrance on, any material portion of the assets of House of Brussels or any of the House of Brussels Subsidiaries, other than those made in the ordinary course of business;

     (d) substantial increase in the compensation payable by House of Brussels or any of the House of Brussels Subsidiaries to any of its employees, directors, independent contractors or agents, or increase in, or institution of, any bonus, insurance, pension, profit-sharing or other employee benefit plan or arrangements made to, for or with the employees, directors, independent contractors or agents of House of Brussels or any of the House of Brussels Subsidiaries;

     (e) payment by House of Brussels of any dividend or other distribution to its stockholders;

     (f) material change in the accounting methods or practices employed by House of Brussels or change in adopted depreciation or amortization policies; or

     (g) strike, work stoppage or other labor dispute by or with employees of House of Brussels or any of the House of Brussels Subsidiaries which materially adversely affects House of Brussels's operations.

3.09 There are no lawsuits, proceedings, actions, arbitrations, governmental investigations, claims, inquiries or proceedings pending or, to the knowledge of House of Brussels and the Selling Shareholders, threatened against or involving House of Brussels or any of the House of Brussels Subsidiaries except as disclosed in Disclosure Schedule 3.16. House of Brussels and the Selling Shareholders do not know of any basis for any other lawsuits, proceedings, actions, arbitrations, governmental investigations, claims, inquiries or proceedings involving House of Brussels or any of the House of Brussels Subsidiaries.

3.10 Except as disclosed in Disclosure Schedule 3.10, House of Brussels and each of the House of Brussels Subsidiaries is the sole legal and beneficial owner of the personal property used in operating its business, including all personal property reflected in House of Brussels Financial Statements and all such personal property is owned by House of Brussels free and clear of all liens, security interests, charges and encumbrances. All equipment owned or leased by House of Brussels and each of the House of Brussels

Subsidiaries performs the respective functions it is supposed to perform and is in good working order, ordinary wear and tear excepted.

3.11 The Business has been carried on in the ordinary and normal course by House of Brussels and each of the House of Brussels Subsidiaries since the dates of the their respective incorporation and will be carried on in the ordinary and normal course after the date hereof and up to the Closing Date.

3.12     Intellectual  Property
         ----------------------

     (1)     Intellectual Property Assets.  The Intellectual Property Assets are
             ----------------------------
all those necessary for the operation of the business of House of Brussels as it is currently conducted. References to House of Brussels includes reference to both House of Brussels and each of the House of Brussels Subsidiaries. The term "Intellectual Property Assets" includes:

(i) the names "House of Brussels" and "Brussels Chocolates", all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks");

(ii) all patents, patent applications, licensing agreements and inventions and discoveries that may be patentable (collectively, "Patents");


(iii) all copyrights in both published works and unpublished works (collectively, "Copyrights");

(iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by House of Brussels as licensee or licensor (collectively, "Trade Secrets").

     (2)     Agreements.  Disclosure  Schedule  3.12  contains  a  complete  and
             ----------
accurate list and summary description, including any royalties paid or received by House of Brussels, of all contracts and agreements relating to the Intellectual Property Assets to which House of Brussels is a party or by which House of Brussels is bound, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available software programs with a value of less than $500 under which House of Brussels is the licensee. There are no outstanding or threatened disputes or disagreements with respect to any such agreements.

     (3)     Intellectual  Property  and  Know-How  Necessary  for the Business.
             ------------------------------------------------------------------
Except as set forth in Disclosure Schedule 3.12, House of Brussels is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party all of the Intellectual Property Assets. Except as set forth in Disclosure Schedule 3.12, all former and current employees and contractors of House of Brussels have executed written contracts, agreements or other undertakings with House of Brussels that assign all rights to any inventions, improvements, discoveries, or information relating to the business of House of Brussels. No employee, director, officer or shareholder of House of Brussels owns directly or indirectly in whole or in part, any Intellectual Property Asset which House of Brussels is presently using or which is necessary for the conduct of its business. No employee or contractor of House of Brussels has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than House of Brussels.

     (4)     Patents.  Disclosure Schedule 3.12 contains a complete and accurate
             -------
list  and Summary description of all Patents.  Except as set forth in Disclosure
Schedule 3.12, House of Brussels is the owner of all right, title, and interest in and to each of the Patents, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination, and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling, due within ninety days after the Effective Time. No Patent has been or is now involved in any interference, reissue, reexamination, or opposition proceeding. There is no potentially interfering patent or patent application of any third party. No Patent is infringed or has been challenged or threatened in any way. None of the products manufactured and sold, nor any process or know-how used, by House of Brussels, to the best of our knowledge, infringe or is alleged to infringe any patent or other proprietary night of any other person or entity. All products made, used, or sold under the Patents have been marked with the proper patent notice.

     (5)     Trademarks.  Disclosure  Schedule  3.12  contains  a  complete  and
             ----------
accurate list and summary description of all Marks and the jurisdiction where the Mark is registered, if applicable. House of Brussels is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. All Marks that have been registered with the United States Patent and Trademark Office or any other country's trademark registration office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Effective Time. No Mark has been or is now involved in any opposition, invalidation, or cancellation and no such action is threatened with the respect to any of the Marks. There is no potentially interfering trademark or trademark application of any third party. No Mark is, to the best of our knowledge, infringed or has been challenged or threatened in any way. None of the Marks used by House of Brussels infringes or is alleged to infringe any trade name, trademark, or service mark of any third party. All products and materials containing a

Mark bear the proper federal or other registration notice where permitted by law.

     (6)     Copyrights.  Disclosure  Schedule  3.12  contains  a  complete  and
             ----------
accurate list and summary description of all Copyrights. House of Brussels is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims. All the Copyrights have been registered and are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Effective Time. No Copyright is infringed or has been challenged or threatened in any way. None of the subject matter of any of the Copyrights, to the best of our knowledge, infringes or is alleged to infringe in any copyright of any third party or is a derivative work based on the work of a third party. All works encompassed by the Copyrights have been marked with the proper copyright notice.

     (7)     Trade  Secrets.  House  of  Brussels  has  taken  all  reasonable
             --------------
precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. House of Brussels has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of House of Brussels. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.13 House of Brussels and each of the House of Brussels Subsidiaries do not own any real property. Disclosure Schedule 3.13 lists all leases, subleases or other real property interests (collectively, "Leases") to which House of Brussels and each of the House of Brussels Subsidiaries is a party or bound. Each of the Leases are legal, valid, binding, enforceable in accordance with its terms and is in full force and effect in all material respects. All rental and other payments required to be paid by House of Brussels and each of the House of Brussels Subsidiaries pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. House of Brussels and each of the House of Brussels Subsidiaries has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.14 House of Brussels and each of the House of Brussels Subsidiaries has its property insured against loss or damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of House of Brussels and the Selling Shareholders, House of Brussels and each of the House of Brussels Subsidiaries is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

3.15 Disclosure Schedule 3.15 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which House of Brussels and each of the House of Brussels Subsidiaries is a party (collectively, the "Contracts").

     (a) Except as listed on Disclosure Schedule 3.15 and with this exception of the agreement between House of Brussels and Green Fusion, House of Brussels and each of the House of Brussels Subsidiaries is not a party to any written or oral:

     (1) agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

     (2) agreement regarding, sales agency, distributorship, or the payment of commissions;

     (3) agreement for the employment or consultancy of any person or entity;

     (4) note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

     (5) agreement, contract, or commitment for any charitable or political contribution;

     (6) agreement, contract, or commitment limiting or restraining House of Brussels, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of House of Brussels subject to any such agreement, contract, or commitment;

     (7) material agreement, contract, or commitment not made in the ordinary course of business;

     (8) agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

     (9) agreement, contract or understanding containing a "change in control," or similar provision; or

     (10)     power  of  attorney  or  similar  authority  to  act.

     (b) Each Contract is in full force and effect, and there exists no material breach or violation of or default by House of Brussels or any of the House of Brussels Subsidiaries under any Contract to which it is a party nor by any other party to a Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by House of Brussels or any of the House of Brussels Subsidiaries or by any other party to a Contract. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. Except as listed on Disclosure Schedule 3.15, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Green Fusion.

3.16 To the best of the knowledge of House of Brussels and the Selling Shareholders, House of Brussels and each of the House of Brussels Subsidiaries is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, House of Brussels and each of the House of Brussels Subsidiaries is not in material breach of any such laws, rules or regulations and is or will be on the Closing Date fully licensed, registered or qualified in each jurisdiction in which House of Brussels and each of the House of Brussels Subsidiaries owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

3.17 House of Brussels and each of the House of Brussels Subsidiaries has no loans or indebtedness which have been made to directors, former directors, officers, shareholders and employees of House of Brussels or any of the House of Brussels Subsidiaries or to any person or corporation not dealing at arm's length with any of the foregoing.

3.18 House of Brussels has made full disclosure to Green Fusion of all aspects of the Business and has made all of its books and records available to the representatives of Green Fusion in order to assist Green Fusion in the performance of its due diligence searches and no material facts in relation to the Business, to the best knowledge of House of Brussels and the Selling
Shareholders, have been concealed by House of Brussels or the Selling Shareholders.

3.19 No claim shall be made by Green Fusion against House of Brussels or the Selling Shareholders as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to Green Fusion exceeds $5,000.

3.20 The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the Articles of Incorporation or bylaws of House of Brussels or of any indenture, instrument or agreement, written or oral, to which House of Brussels or the Selling Shareholders may be a party;

3.21 The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of House of Brussels and the Selling Shareholder, result in the violation of any applicable law or regulation, or of any provinces in which they are resident or in which the Business is or at the Closing Date will be carried on or of any city bylaw or ordinance to which House of Brussels or the Business may be subject;

3.22 This agreement has been duly authorized, validly executed and delivered by House of Brussels.

3.23 To the best knowledge of House of Brussels and the Selling Shareholders, there is no fact material to the assets, businesses, liabilities or prospects of House of Brussels as a whole which has not been set forth or described in this Agreement or in the Exhibits hereto and which is material to the conduct, prospects, operations or financial condition of House of Brussels. None of the information included in this Agreement and Exhibits hereto, or other documents furnished or to be furnished by House of Brussels contains any untrue statement of a material fact or is misleading in any material respect or omits to state any material fact necessary in order to make any of the statements herein or therein not misleading in light of the circumstances in which they were made. Copies of all documents referred to in any Exhibit hereto have been delivered or made available to Green Fusion and constitute true, correct and complete copies thereof and include all amendments, exhibits, schedules, appendices, supplements or modifications thereto or waivers thereunder.


                                   ARTICLE IV.
              ADDITIONAL COVENANTS, REPRESENTATIONS AND WARRANTIES
                           OF EACH SELLING SHAREHOLDER

Each Selling Shareholder covenants with and represents and warrants to Green Fusion as follows, and acknowledges that Green Fusion is relying upon such covenants, representations and warranties in connection with the purchase by Green Fusion of the House of Brussels Shares:

4.01 The House of Brussels Shares owned by each Selling Shareholder are owned by them as the recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever and the Selling Shareholder has all necessary power and authority to deal with House of Brussels shares in accordance with this Agreement.

4.02 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Selling Shareholder any of House of Brussels Shares held by the Selling Shareholder.

4.03 This agreement has been duly authorized, validly executed and delivered by each Selling Shareholder.


                                   ARTICLE V.
                    COVENANTS, REPRESENTATIONS AND WARRANTIES
                                 OF GREEN FUSION

Green Fusion covenants with and represents and warrants to the Selling Shareholders and House of Brussels as follows and acknowledges that House of Brussels and the Selling Shareholders are relying upon such covenants, representations and warranties in entering into this agreement:

5.01 Green Fusion has been duly incorporated and organized and is validly subsisting under the laws of the State of Nevada; it has the corporate power to own or lease its properties and to carry on its business as now being conducted by it; and it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of its business or the property owned or leased by it makes such qualification necessary.

5.02 The authorized capital of Green Fusion consists of 100,000,000 shares of Common Stock, par value of $0.001 per share. The issued and outstanding capital of Green Fusion currently consists of 11,315,900 shares of common stock. This number of issued and outstanding shares includes the issuance of the Compensation Shares disclosed pursuant to Section 2.04(a) of this Agreement. All issued shares of Green Fusion shall be duly issued and outstanding as fully paid and non-assessable.

5.03 Except as contemplated by Section 2.04 of this Agreement, no person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Green Fusion or of any securities of Green Fusion.

5.04     The  directors  and  officers  of  Green  Fusion  are  as  follows:

     Name                    Position

     Evan  Baergen           President, Secretary,  Treasurer  and  Director

5.05 Green Fusion is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness or any other person, firm or corporation.

5.06 There are no actions, suits or proceedings (whether or not purportedly on behalf of Green Fusion), pending or threatened against or affecting Green Fusion or affecting Green Fusion's business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and Green Fusion is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

5.07 Green Fusion does not currently have any employees and is not party to any collective agreements with any labour unions or other association of employees.

5.08     With  the exception of GFC, Green Fusion does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of House of Brussels.

5.09 The business of Green Fusion now and until the Closing Date will be carried on in the ordinary and normal course after the date hereof and upon to the Closing Date and no material transactions shall be entered into until the Closing Date without the prior written consent of the Selling Shareholders.

5.10 No capital expenditures in excess of $5,000 have been made or authorized by Green Fusion since the date of incorporation and no capital expenditures in excess of $5,000 will be made or authorized by Green Fusion after the date hereof and up to the Closing Date without the prior written consent of the Selling Shareholders.

5.11 Green Fusion is not indebted to any of its directors or officers nor are any of Green Fusion's directors or officers indebted to Green Fusion except as disclosed in Section 2.04 of this Agreement.

5.12 The Articles of Incorporation and by-laws of Green Fusion in effect with the appropriate corporate authorities as at the date of this agreement will not have been materially changed as at the Closing Date.

5.13 Except as listed in Disclosure Schedule 5.13, there are no material liabilities of Green Fusion of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which Green Fusion or House of Brussels may become liable on or after the consummation of the transaction contemplated by this agreement. Green Fusion is not party to any leases and does not own any real property.

5.14 The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the Articles of Incorporation or bylaws of Green Fusion or of any indenture, instrument or agreement, written or oral, to which Green Fusion may be a party.

5.15 The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of Green Fusion, result in the violation of any law or regulation of the United States or any state or of any city bylaw or ordinance to which Green Fusion or Green
Fusion's  business  may  be  subject.

5.16 This agreement has been duly authorized, validly executed and delivered by Green Fusion.

5.17 Green Fusion has no contracts with any officers, directors, accountants, lawyers or others which cannot be terminated without penalty or compensation and with not more than one month's notice.

5.18 No claims shall be made by House of Brussels or the Selling Shareholders against Green Fusion as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to House of Brussels or the Selling Shareholders exceeds $5,000.

5.19 The common stock of Green Fusion is traded only on the NASD OTC Bulletin Board. Green Fusion is in good standing with respect to all requirements necessary to maintain its quotation on the NASD OTC Bulletin Board. Green Fusion has provided to the Selling Shareholders and House of Brussels true and complete copies, as filed with the Securities Exchange Commission (the "SEC"), of Green Fusion's Form 10-KSB Annual Reports for the years ended December 31, 2001 and December 31, 2000 and its Form 10-QSB Quarterly Reports for the fiscal quarters ending March 31, 2001, June 30, 2001 and October 31, 2001 (the "Green Fusion Public Reports"). Each of the Green Fusion Public Reports, at the time it was filed with the appropriate authorities or otherwise issued or distributed, was prepared, filed and distributed timely and in accordance in all material respects with the applicable rules and regulations of such authorities and applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and did not, at the time they were so filed or mailed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of Green Fusion contained in the Green Fusion Public Reports (the "Green Fusion Financial Statements") were prepared in accordance with, and complied as to form in all material respects with, applicable accounting requirements and with the published rules and regulations of the applicable authorities with respect thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods indicated except to the extent required by changes in generally accepted accounting principles and as may be indicated in the notes thereto and fairly presented the consolidated balance sheet and the consolidated assets, liabilities and financial position of Green Fusion as at the dates thereof and the consolidated results of operations and cash flows of Green Fusion for the periods then ended. There are no filings and reports required to be made by Green Fusion under the Exchange Act which have not been made.

5.20 To the best knowledge of Green Fusion, there is no fact material to the assets, businesses, liabilities or prospects of Green Fusion as a whole which has not been set forth or described in this Agreement, in the Exhibits hereto or the Green Fusion Public Reports and which is material to the conduct, prospects, operations or financial condition of Green Fusion. None of the information included in this Agreement and Exhibits hereto, or other documents furnished or to be furnished by Green Fusion contains any untrue statement of a material fact or is misleading in any material respect or omits to state any material fact necessary in order to make any of the statements herein or therein not misleading in light of the circumstances in which they were made. Copies of all documents referred to in any Exhibit hereto have been delivered or made available to House of Brussels and constitute true, correct and complete copies thereof and include all amendments, exhibits, schedules, appendices, supplements or modifications thereto or waivers thereunder.


                                   ARTICLE VI.
                      COVENANTS OF PARTIES PENDING CLOSING

6.01     Preservation  of  Business  and  Assets of House of Brussels.  From the
         ------------------------------------------------------------
date hereof until the Closing, House of Brussels will use its best efforts and will do or cause to be done all such acts and things as may be necessary to preserve, protect and maintain intact the operation of its business and assets as a going concern consistent with prior practice and not other than in the ordinary course of business, including preserving, protecting and maintaining the goodwill of its suppliers, employees, clientele, and others having business relations with House of Brussels.

6.02     Material Transactions.  Except as contemplated by this Agreement, prior
         ---------------------
to the Closing Date, neither party will, without first obtaining the written consent of the other:

     (a) dispose of or encumber any asset or enter into any transaction or make any contract commitment relating to the properties, assets and business of such entity, other than in the ordinary course of business or as otherwise disclosed herein;

     (b) except as contemplated in this Agreement, issue or sell, or agree to issue or sell, any shares of capital stock or other securities of such entity;

     (c) amend its articles of incorporation, charter or bylaws, or applicable organizational documents; or

     (d)     engage  in  any  extraordinary  transaction.

6.03     Legal  Conditions  to  Transactions.  Each  party  hereto will take all
         -----------------------------------
reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Transactions and will promptly cooperate with and furnish information to each other party in connection with any such requirements imposed upon either party in connection with the Transactions.

6.04     Preserve Accuracy of Representations and Warranties.  Each party hereto
         ---------------------------------------------------
will refrain from taking any action which would render any of its representations and warranties contained in this Agreement untrue, inaccurate or misleading as of Closing and the Closing Date. Through Closing, each party will promptly notify the other parties of any lawsuit, claim, audit, investigation, administrative action or other proceeding asserted or commenced against such party that may involve or relate in any way to another party to this Agreement. Each party hereto will promptly notify the other parties of any facts or circumstances that come to its attention and that cause, or through the passage of time may cause, any of a party's representations, warranties or covenants to be untrue or misleading at any time from the date hereof through Closing.

6.05     Notice  of Subsequent Events.  Each party hereto shall notify the other
         ----------------------------
parties of any changes, additions or events of which it has knowledge which would cause any material change in or material addition to this Agreement (including but not limited to the Exhibits attached hereto and thereto) promptly after occurrence of the same. If the effect of such change or addition would, individually or in the aggregate with the effect of changes or additions previously disclosed pursuant to this Section, constitute a material adverse effect on the notifying party, any non-notifying party may, within ten (10) days after receipt of such notice, elect to terminate this Agreement. If no non-notifying party gives written notice of such termination with such 10-day period, the non-notifying parties shall be deemed to have consented to such change or addition and shall not be entitled to terminate this Agreement by reason thereof.

6.06     Maintain  Books  and  Accounting Practices.  From the date hereof until
         ------------------------------------------
the Closing, each party will maintain its books of account in the usual, regular and ordinary manner on a basis consistent with prior years and will make no change in its accounting methods or practices.

6.07     Compliance  with  Laws  and  Regulatory Consents.  From the date hereof
         ------------------------------------------------
until the Closing, (a) each party will comply with all applicable statutes, laws, ordinances and regulations, (b) each party will keep, hold and maintain all Licenses, (c) each party will use its reasonable efforts and will cooperate fully with the other parties hereto to obtain all consents, stockholder and other approvals, exemptions and authorizations of third parties, whether governmental or private, necessary to consummate the Transactions, and (d) each party will make and cause to be made all filings and give and cause to be given all notices which may be necessary or desirable on their part under all applicable laws and under their respective contracts, agreements and commitments in order to consummate the Transactions.

                                  ARTICLE VII.
                              CONDITIONS TO CLOSING

7.01     Conditions  to  Each Party's Obligation to Effect the Transaction.  The
         -----------------------------------------------------------------
obligation of each party hereto to effect the Transactions shall be subject to the fulfillment at or prior to the Closing of the following conditions:

     (a) No action or proceeding before a court or other governmental body by any governmental agency or public authority shall have been instituted or threatened to restrain or prohibit the transactions contemplated under this Agreement or to obtain an amount of damages or other material relief in connection with the execution of this Agreement; and no governmental agency shall have given notice to any party hereto to the effect that consummation of the transactions contemplated under this Agreement would constitute a violation of any law or that it intends to commence proceedings to restrain consummation of the Transactions.

     (b) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board or other regulatory body or any other third party (including lenders and lessors) required in connection with the execu-tion, delivery and performance of this Agreement shall have been obtained or made.

7.02     Further  Conditions  to  Obligation  of  Green  Fusion  to  Effect  the
         -----------------------------------------------------------------------
Transactions.  The  obligation  of Green Fusion to effect the Transactions shall
------------
also be subject to the fulfillment at or prior to the Closing of the following conditions:

     (a) House of Brussels and the Selling Shareholders shall have performed their obligations contained in this Agreement required to be performed on or prior to the Closing, including delivery of the closing items set forth in Sections 8.02, and the representations and warranties of House of Brussels and the Selling Shareholders contained in this Agreement and in any document delivered in connection herewith shall be true and correct as of the Closing.

     (b) Green Fusion and its representatives shall have had reasonable access of inspection of the business of House of Brussels in connection with Green Fusion's due diligence review, and the results of Green Fusion's inspection and due diligence review shall be acceptable to it. Further, should any such due diligence reveal a matter reasonably related to any representation, warranty or covenant herein or any exhibit hereto, Green Fusion may require appropriate amendment(s) to address such matter.

7.03     Further  Conditions to Obligation of the Selling Shareholders and House
         -----------------------------------------------------------------------
of  Brussels  to  Effect the Transactions.  The obligations of House of Brussels
-----------------------------------------
and the Selling Shareholders to effect the Transactions shall also be subject to the fulfillment at or prior to the Closing of the following conditions:

     (a) Green Fusion shall have performed its obligations contained in this Agreement, required to be performed on or prior to the Closing, including delivery of the closing items set forth in Sections 8.03, and the representations and warranties of Green Fusion contained in this Agreement and in any document delivered in connection herewith shall be true and correct as of the Closing.

     (b) House of Brussels and its representatives shall have had reasonable access of inspection of the books and records of Green Fusion in connection with House of Brussels' due diligence review, and the results of House of Brussels's inspection and due diligence review shall be acceptable to it. Further, should any such due diligence reveal a matter reasonably related to any representation, warranty or covenant herein or any exhibit hereto, House of Brussels may require appropriate amendment(s) to address such matter.


                                  ARTICLE VIII.
                                     CLOSING

8.01     Closing.  The  Closing will occur on the Closing Date at the offices of
         -------
Green Fusion or its attorneys or at such other location as agreed to by the parties.

8.02     Closing  Deliveries  of House of Brussels and the Selling Shareholders.
         ----------------------------------------------------------------------
At Closing, House of Brussels and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to Green Fusion:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of House of Brussels evidencing approval of this Agreement and the Transaction.

     (b) a certificate of an officer of House of Brussels, dated as of Closing, certifying that (a) each covenant and obligation of House of Brussels has been complied with, and (b) each representation, warranty and covenant of House of Brussels is true and correct at the Closing as if made on and as of the Closing;

     (c) certificates representing all House of Brussels Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all eligible security transfer taxes paid;

     (d) the minute books of House of Brussels and all books and records of House of Brussels.

8.03     Closing  Deliveries  of  Green  Fusion.  At  Closing, Green Fusion will
         --------------------------------------
deliver or cause to be delivered the following, fully executed and in form and substance reasonably satisfactory to House of Brussels:

     (a) copies of all resolutions and/or consent actions adopted by or on behalf of the boards of directors of Green Fusion evidencing approval of this Agreement and the Transaction.

     (b) a certificate of an officer of Green Fusion, dated as of Closing, certifying that (a) each covenant and obligation of Green Fusion has been complied with, and (b) each representation, warranty and covenant of Green Fusion is true and correct at the Closing as if made on and as of the Closing;

     (c) share certificates representing Green Fusion Shares duly endorsed with legends, acceptable to Green Fusion's counsel, respecting restrictions on transfer as required by or necessary under the applicable securities legislation of the United States, as contemplated by this Agreement;

     (d) evidence of approval of the shareholders of Green Fusion of the transactions contemplated by this Agreement or an opinion of counsel for Green Fusion, reasonably satisfactory to House of Brussels, that no such approval is necessary;


                                   ARTICLE IX.
                   TERMINATION;  AMENDMENT;  EXTENSION  AND  WAIVER

9.01     Termination  by  Mutual  Consent.  This Agreement may be terminated and
         ---------------------------------
the Transactions may be abandoned at any time prior to the Closing Date by the written agreement of House of Brussels and Green Fusion.

9.02     Termination  by  Green Fusion.  This Agreement may be terminated at any
         -----------------------------
time prior to the Closing Date by Green Fusion, if (a) there has been a breach by House of Brussels of any representation or warranty contained in this Agreement which would have or would be reasonably likely to have a material adverse effect on the operations of House of Brussels; or (b) there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of House of Brussels, which breach is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by Green Fusion to House of Brussels.

9.03     Termination  by House of Brussels.  This Agreement may be terminated at
         ---------------------------------
any time prior to the Closing Date by House of Brussels, if (a) there has been a breach by Green Fusion of any representation or warranty contained in this Agreement which would have or would be reasonably likely to have a material adverse effect on the operations of Green Fusion; (b) there has been a breach of any of the covenants or agreements set forth in this Agreement on the part of Green Fusion, which breach if curable is not cured within 30 days after written notice of such breach is given by House of Brussels to Green Fusion.

9.04     Effect  of  Termination  and  Abandonment.  Upon  termination  of  this
         -----------------------------------------
Agreement pursuant to this Article 9 or Section 6.05, this Agreement and all agreements and documents (including legal opinions) related hereto shall be void and of no force or effect, and there shall be no liability by reason of this Agreement or the termination thereof on the part of any party hereto, or on the part of the respective directors, officers, managers, employees, agents, representatives or shareholders of any of them; provided that this Section 9.04 will not relieve:
(i) any party from liability for damages incurred as a result of any willful breach by such party or by an affiliate of such party of any of its respective representations, warranties, covenants or obligations set forth in this Agreement; or (ii) House of Brussels from any liability pursuant to the Interim Loans and the promissory notes executed as evidence of the Interim Loans.


                                   ARTICLE X.
                   SURVIVAL OF PROVISIONS AND INDEMNIFICATION

10.01     Survival.  The  covenants, obligations, representations and warranties
          --------
of each party contained in this Agreement, or in any certificate or document delivered pursuant to this Agreement, will be deemed to be material and to have been relied upon by the other parties notwithstanding any investigation prior to the Closing, will not be merged into any documents delivered in connection with the Closing.

10.02     Indemnification by Green Fusion.  Subject to the provisions of Section
          -------------------------------
10.01, Green Fusion shall indemnify, defend and hold the Selling Shareholders and House of Brussels and its officers, directors, employees, agents and representatives harmless against any and all losses, costs and expenses (including reasonable cost of investigation, court costs and legal fees actually incurred) and other damages resulting from any breach by Green Fusion of any of their covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of Green Fusion.

10.03     Indemnification  by  House  of Brussels.  Subject to the provisions of
          ---------------------------------------
Section 10.01, House of Brussels shall indemnify, defend and hold Green Fusion and its respective officers, directors, employees and representatives harmless against any and all losses, costs and expenses (including reasonable cost of investigation, court costs and legal fees actually incurred) and other damages resulting from any breach by House of Brussels of any of their respective covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of House of Brussels delivered pursuant to this Agreement.

10.04     Indemnification by Selling Shareholders.  Subject to the provisions of
          ---------------------------------------
Section 10.01, the Selling Shareholders shall indemnify, defend and hold Green Fusion and its respective officers, directors, employees and representatives harmless against any and all losses, costs and expenses (including reasonable cost of investigation, court costs and legal fees actually incurred) and other damages resulting from any breach by the Selling Shareholders of any of their respective covenants, obligations, representations or warranties or breach or untruth of any representation, warranty, fact or conclusion contained in this Agreement or any certificate or document of House of Brussels or the

Selling Shareholders delivered pursuant to this Agreement. Provided that the liability of each Selling Shareholder in respect of any breach not directly attributable to such Selling Shareholder shall be several, and not joint and several, in proportion to such shareholder's interest in House of Brussels.


                                   ARTICLE XI.
                                  MISCELLANEOUS

11.01     Other  Expenses.  Except as otherwise provided in this Agreement, each
          ---------------
party will pay all of its expenses in connection with the negotiation, execution, and implementation of the transactions contemplated under this Agreement.

11.02     Notices.  All  notices,  requests,  demands,  waivers  and  other
          -------
communications required or permitted to be given under this Agreement will be in writing and will be deemed to have been duly given: (a) if delivered personally or sent by facsimile, on the date received, (b) if delivered by overnight courier, on the second day after deliver to the overnight courier, and (c) if mailed, ten days after mailing with postage prepaid. Any such notice will be sent as follows:

     TO  HOUSE  OF  BRUSSELS  AND  TO  THE  SELLING  SHAREHOLDERS:
     -------------------------------------------------------------

     House  of  Brussels  Holdings  Ltd.
     #208  -  750  Terminal  Avenue
     Vancouver,  British  Columbia
     Canada  V6A  2M5

     Facsimile:  (604)  687-0142

     with  courtesy  copies  to:

     Mr.  John  Brown,
     Harper  Grey  Easton
     Barristers  &  Solicitors
     3100  Vancouver  Centre,  PO  Box  11504
     650  West  Georgia  Street
     Vancouver,  British  Columbia
     Canada  V6B  4P7

     Facsimile:  (604)  669-9385

     TO  GREEN  FUSION
     -----------------

     Green  Fusion  Corporation
     #208,  750  Terminal  Avenue
     Vancouver,  British  Columbia

                                       25
     Canada  V6A  2M5

     Facsimile:  (604)  484-4945

     with  courtesy  copies  to:

     Michael H. Taylor,                   Michael A. Cane,
     O'Neill & Company                    Cane & Company, LLC
     Suite 1880, Royal Centre             Suite 500, Box 18
     1055 West Georgia St., Box 11122     2300 West Sahara Avenue
     Vancouver, British Columbia          Las Vegas, Nevada
     Canada  V6E 3P3                      USA  89102

     Facsimile:  (604) 687-6650           Facsimile:  (702) 312-6249

11.03     Controlling  Law.  This  Agreement  will be construed, interpreted and
          ----------------
enforced in accordance with the substantive laws of the State of Nevada, without giving effect to its conflicts of laws provisions.

11.04     Headings.  Any  table  of  contents  and  Section  headings  in  this
          --------
Agreement are for convenience of reference only and will not be considered or referred to in resolving questions of interpretation.

11.05     Benefit.  This  Agreement  will  be binding upon and will inure to the
          -------
exclusive benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. No party hereto may assign any rights or delegate any duties hereunder without the prior written consent of the other parties hereto and any prohibited assignment or delegation will be deemed null and void.

11.06     Partial  Invalidity.  The  invalidity  or  unenforceability  of  any
          -------------------
particular provision of this Agreement will not affect the other provisions hereof, and this Agreement will be construed in all respects as if such invalid or unenforceable provisions were omitted. Further, there will be automatically substituted for such invalid or unenforceable provision a provision as similar as possible which is valid and enforceable.

11.07     Counterparts  and  Facsimiles.  This  Agreement  may  be  executed
          ------------------------------
simultaneously in two (2) or more counterparts each of which will be deemed an original and all of which together will constitute but one and the same instrument. The signature page to this Agreement and all other documents required to be executed at Closing may be delivered by facsimile and the signatures thereon will be deemed effective upon receipt by the intended receiving party.

11.08     Interpretation.  All pronouns and any variation thereof will be deemed
          --------------
to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity, or the context, may require. Further, it is acknowledged by the parties that this Agreement has undergone several drafts with the negotiated suggestions of both; and, therefore, no presumptions will arise favoring either party by virtue of the authorship of any of its provisions or the changes made through revisions.

11.09     Entire Agreement; Waivers.  This Agreement, including the Exhibits and
          -------------------------
Attachments hereto and those portions incorporated herein by reference, constitutes the entire agreement between the parties hereto with regard to the matters contained herein and it is understood and agreed that all previous undertakings, negotiations, letter of intent and agreements between the parties are merged herein. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. Neither the failure nor any delay on the part of any party hereto in exercising any rights, power or remedy hereunder will operate as a waiver thereof or of any right, power or remedy; nor will any single or partial exercise of any right, power or remedy preclude any further or other exercise thereof, or the exercise of any other right, power or remedy.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

11.10     Legal  Fees  and  Costs.  In  the  event any party hereto incurs legal
          -----------------------
expenses to enforce or interpret any provision of this Agreement, the prevailing party will be entitled to recover such legal expenses, including, without limitation, attorney's fees, costs and disbursements, in addition to any other relief to which such party will be entitled.

11.11     Independent  Legal  Advice.  Each of House of Brussels and the Selling
          --------------------------
Shareholders acknowledges that O'Neill & Company have acted solely for Green Fusion in the negotiation and execution of this Agreement and O'Neill & Company have advised each of House of Brussels and the Selling Shareholders to obtain the advice of their independent legal counsel.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

GREEN FUSION CORPORATION
a Nevada corporation by its
authorized signatory:

/S/ L. Evan Baergen
________________________________
Signature of Authorized Signatory

L. Evan Baergen
________________________________
Name of Authorized Signatory

President and Director
________________________________
Position of Authorized Signatory


HOUSE OF BRUSSELS HOLDINGS LTD.
a British Columbia company by its
authorized signatories:

/s/ William J. Loewen
________________________________
Signature of Authorized Signatory


________________________________
Signature of Authorized Signatory

SIEMENS INDUSTRIES LTD.
by its authorized signatory:

/s/ Rick Siemens
________________________________
Signature of Authorized Signatory


W. J. LOEWEN LTD.
by its authorized signatory:

/s/ William J. Loewen
________________________________
Signature of Authorized Signatory


HONG KONG BASE LIMITED
by its authorized signatory:

/s/ Chun Siu Fun
________________________________
Signature of Authorized Signatory


GORDON T. BARTLETT, IN HIS PERSONAL CAPACITY:
---------------------------------------------

SIGNED, SEALED AND DELIVERED
in the presence of:

/s/ Mary Dojlidko
________________________________
Signature

MARY DOJLIDKO                                /s/ Gordon T. Bartlett
________________________________             ________________________________
Name                                         GORDON T. BARTLETT

1523 Conox Street
________________________________
Address

Vanc. BC  V6E 1P3
________________________________

JOSEPH T. SAMBELL, IN HIS PERSONAL CAPACITY:
--------------------------------------------


SIGNED, SEALED AND DELIVERED
BY JOSEPH T. SAMBELL in the
presence of:

/s/ Mary Dojlidko                            /s/ Joe Sambell
________________________________             ________________________________
Signature                                    JOSEPH T. SAMBELL

MARY DOJLIDKO
________________________________
Name

1523 Conox Street  Vanc. V6E 1P3
________________________________
Address

________________________________

                             DISCLOSURE SCHEDULE 3.04
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002



            OPERATING SUBSIDIARIES OF HOUSE OF BRUSSELS HOLDINGS LTD.


Brussels  Chocolates  Ltd.

                             DISCLOSURE SCHEDULE 3.06
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002



                  GUARANTEES OF HOUSE OF BRUSSELS HOLDINGS LTD.


None.

                             DISCLOSURE SCHEDULE 3.07
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002


                              FINANCIAL STATEMENTS


(i) Audited consolidated financial statements of House of Brussels Holdings Ltd. for the year ended April 30, 2001.

(ii) Unaudited financial statements of Brussels Chocolates Ltd., subsidiary of House of Brussels Holdings Ltd., for the period ended January 31, 2002.

                             DISCLOSURE SCHEDULE 3.08
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002



               MATERIAL CHANGES OF HOUSE OF BRUSSELS HOLDINGS LTD.


None.

                             DISCLOSURE SCHEDULE 3.10
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002



                 ENCUMBRANCES OF HOUSE OF BRUSSELS HOLDINGS LTD.


None.

                             DISCLOSURE SCHEDULE 3.12
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002



            INTELLECTUAL PROPERTY OF HOUSE OF BRUSSELS HOLDINGS LTD.


House  of  Brussels  Chocolates  Trademark

License  Agreement  for  Hedgehogs  with  R.C.  Purdy  Chocolates  Ltd.

                             DISCLOSURE SCHEDULE 3.13
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002



                    LEASES OF HOUSE OF BRUSSELS HOLDINGS LTD.

1. Point Grey - Lease dated April 13, 1999 between Brussels Chocolates Ltd. and GSL Enterprises Ltd. for a term of four years of 101-4416 West 10th Avenue, Vancouver, BC.

2. Coquitlam Centre - Lease dated March 21, 2000 between Brussels Chocolates Ltd. and Pensionfund Realty Limited for a term of five years expiring October 31, 2005.

3. Metrotown - Amendment of Lease dated January 26, 2001 between Brussels Chocolates Ltd. and Cambridge Shopping Centres Limited for a term expiring December 31, 2001.

4. Cathedral Court Downtown - Renewal Agreement dated July 11, 2001 between Brussels Chocolates Ltd. and Shon Georgia Investments Ltd. for a term expiring July 31, 2006.

5. Sevenoaks Abbotsford - Lease Extension dated April 25, 2001 between Brussels Chocolates Ltd. and 585562 BC Ltd. for a term expiring September 30, 2006.

6. Park Royal - Lease dated November 26, 1997 between Brussels Chocolates Ltd. and Park Royal Shopping Centre Holdings Ltd. for a term expiring November 30, 2000. The lease is currently on a month-to-month basis and Brussels Chocolates Ltd. has give notice of its intent to terminate the lease as of April 30, 2002.

7. Toronto - Lease Amending Agreement dated June 7, 2000 between Brussels Chocolates Ltd. and Investors Group Trust Co. Ltd. as Trustee for Investors Real Property Fund for a term expiring January 31, 2003.

                             DISCLOSURE SCHEDULE 3.15
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002



              MATERIAL CONTRACTS OF HOUSE OF BRUSSELS HOLDINGS LTD.


1.     Licence  Agreement  dated  July  28,  2000  with  Hudson's  Bay  Company;

2. Master Merchandise Vendor Agreement dated January 1, 2001 with Hudson's Bay Company;

3.     HDS  Retail  North  America Vendor Agreement dated September 9, 2000 with
       HDS  Retail  North  America.

4. Authorized Supplier Agreement dated May 17, 2000 with International Cigar Stores Limited.

5. Amendment Regarding Sales Representation dated October 25, 2000 with Advantage/William M. Dunne & Associates Ltd.

6. Executive Suite License Agreement dated November 30, 1994 with Northwest Arena Corporation.

7. Equipment Lease No. 1-163561 dated October 15, 1998 with CIBC Equipment Finance.

8. Equipment Lease No. 1-160447 dated September 24, 1997 with CIBC Equipment Finance.

9.     Vehicle  Lease  dated May 16, 2000 with Wheaton Pacific Pontiac Buick GMC
       Ltd.

10.     Vehicle  Lease  dated  May,  1999  with  Ocean  Park  Ford.

                             DISCLOSURE SCHEDULE 3.16
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002




 LAWSUITS, PROCEEDINGS AND ACTIONS TAKEN AGAINST HOUSE OF BRUSSELS HOLDINGS LTD.


1. Lien issued by 1359800 Ontario Inc, operating as Bloomington Contracting against the Hudson's Bay Company store located at 176 Yonge Street, Toronto, ON., for work performed by plaintiff for House of Brussels in the Hudson's Bay store in Toronto.

                             DISCLOSURE SCHEDULE 5.13
                             ------------------------

    to that Share Purchase Agreement dated as of the 25th day of March, 2002




                        GREEN FUSION MATERIAL LIABILITIES





Advances to Green Fusion from G. Petersen              $342,161
Advances to Green Fusion from K. Wallace                117,132
Advances to Green Fusion from E. Baergen                 10,700
Advances to Green Fusion from G. Zumpano                  3,470
Estimated legal, accounting and office expenses          50,000
                                                       --------
                                                       $523,463
                                                       --------